UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 22, 2008
I-FLOW CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18338 (Commission File Number)	33-0121984 (IRS Employer Identification No.)
20202 Windrow Drive
Lake Forest, California 92630
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 206-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EXHIBIT 14.1
EXHIBIT 99.1

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
     On May 22, 2008, the Board of Directors (the “Board”) of I-Flow Corporation (the “Company”) re-approved the Company’s Related Party Transaction Policies and Procedures (the “Policies”). The Policies provide that interested transactions with related parties (as such terms are defined in the Policies) are subject to approval or ratification by the Audit Committee of the Board (the “Committee”) in accordance with certain procedures set forth in the Policies.
     The Policies provide that, in determining whether to approve or ratify an interested transaction, the Committee shall take into account, among other factors it deems appropriate, the extent of the related party’s interest in the transaction and whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances. The Policies also provide for standing pre-approval for certain interested transactions set forth in the Policies and authority for the Chair of the Committee to pre-approve or ratify (as applicable) an interested transaction with a related party in which the aggregate amount involved is expected to be less than $100,000.
     The above summary is qualified in its entirety by reference to the full text of the Policies, a copy of which is attached as Exhibit 14.1 and incorporated herein by reference. The Policies can also be viewed on the Company’s website by accessing www.iflo.com, then “Investors,” then “Corporate Governance.” The Company’s Code of Business Conduct and Ethics Policy, which is also available on the website, remains unchanged.
Item 8.01 Other Events.
     The Board also approved an amendment to the Company’s Corporate Governance Guidelines (the “Guidelines”) on May 22, 2008. The amendment (i) conforms the definition of director independence to revised Nasdaq listing standards, (ii) supplements existing provisions regarding the lead independent director’s authority to call executive sessions of the Board and responsibility in presiding over executive sessions, (iii) adds a provision regarding Board member attendance at shareholder meetings and (iv) clarifies existing provisions regarding Board agendas and performance evaluations of the Chief Executive Officer. The amendment took effect upon approval by the Board.
     The above summary is qualified in its entirety by reference to the full text of the Guidelines, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference. The Policies can also be viewed on the Company’s website by accessing www.iflo.com, then “Investors,” then “Corporate Governance.”

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits:
     The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description of Exhibit
14.1	I-Flow Corporation Related Party Transaction Policies and Procedures, as amended through May 22, 2008.

99.1	I-Flow Corporation Corporate Governance Guidelines, as amended through May 22, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 29, 2008

I-FLOW CORPORATION
By:	/s/ James R. Talevich
	Name:	James R. Talevich
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
14.1	I-Flow Corporation Related Party Transaction Policies and Procedures, as amended through May 22, 2008.

99.1	I-Flow Corporation Corporate Governance Guidelines, as amended through May 22, 2008.

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